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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 16, 2003
                Date of Report (Date of Earliest Event Reported)

                             PREMIER CONCEPTS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number - 33-42701

           Colorado                                               84-1186026
-------------------------------                              -------------------
(State or other jurisdiction of                               (I.R.S. Employer
        Incorporation)                                       Identification No.)

            2029 Century Park East, Suite 1750, Los Angeles, CA 90067
            ---------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

                                 (310) 229-2200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2.  BANKRUPTCY OR RECEIVERSHIP

On October 10, 2003, Premier Concepts, Inc. (the "Company") ("Debtor") filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (the "Bankruptcy Court") (Case No. LA 03-36445-EC). The Debtor will continue to manage its properties and operate its businesses as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. On October 15, 2003, the Company issued a press release relating to the foregoing. A copy of the release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

ITEM 5.  OTHER EVENTS

It is the Registrant's intention to apply to the Securities and Exchange Commission ("SEC") to modify the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended ("Exchange Act"), in order to file a copy of the Monthly Financial Report for the Registrant, as prepared for the Bankruptcy Court, through the use of monthly Current Reports on Form 8-K, in lieu of filing Quarterly Reports on Form 10-QSB, (and, potentially, the Registrant's Annual Report on Form 10-KSB). Pending receipt of approval from the SEC to allow such modified filings under the Exchange Act, the Registrant expects to begin filing the Monthly Financial Reports through the use of Form 8-K, commencing with the period beginning October 1, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit 99.1       Press Release dated October 15, 2003


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 16, 2003
                                             PREMIER CONCEPTS, INC.



                                             By: /s/ Terry Washburn
                                                 -------------------------
                                                 Terry Washburn, CEO





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                                  EXHIBIT INDEX

    Exhibit No.               Document Description

       99.1           Press Release dated October 15, 2003